Report of Independent
 Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Federated Index Trust:

In planning and performing
our audits of the financial
 statements of Federated Mid-Cap
Index Fund and Federated Max-Cap
Index Fund (the two portfolios
 constituting
Federated Index Trust)
(collectively, the "Funds")
as of and for the year ended October
31, 2010, in accordance with
the standards of the Public
Company Accounting Oversight
Board (United States), we
considered the Funds' internal
 control over financial reporting,
including controls over safeguarding
securities, as a basis for
 designing our auditing
procedures for the purpose of
 expressing our opinion on the
 financial statements and to
comply with the requirements
of Form N-SAR, but not for the
 purpose of expressing an
opinion on the effectiveness
of the Funds' internal control
 over financial reporting.
Accordingly, we express no such
 opinion.

The management of the Funds is
 responsible for establishing
and maintaining effective
internal control over financial
reporting.  In fulfilling this
responsibility, estimates and
judgments by management are required
to assess the expected benefits and
 related costs
of controls.  A company's internal
control over financial reporting is
a process designed
to provide reasonable assurance
 regarding the reliability of
 financial reporting and the
preparation of financial statements
for external purposes in accordance
with generally
accepted accounting principles.
A company's internal control over
financial reporting
includes those policies and
procedures that (1) pertain to the
maintenance of records that,
in reasonable detail, accurately
and fairly reflect the transactions
 and dispositions of the
assets of the company; (2) provide
reasonable assurance that transactions
 are recorded as
necessary to permit preparation of
financial statements in accordance
with generally
accepted accounting principles, and
that receipts and expenditures of
the company are
being made only in accordance with
 authorizations of management and
 directors of the
company; and (3) provide reasonable
assurance regarding prevention or
timely detection
of unauthorized acquisition, use
or disposition of a company's assets
 that could have a
material effect on the financial
statements.

Because of its inherent limitations,
internal control over financial
reporting may not
prevent or detect misstatements.
 Also, projections of any evaluation
of effectiveness to
future periods are subject to the
risk that controls may become
inadequate because of
changes in conditions, or that the d
egree of compliance with the policies
 or procedures
may deteriorate.

A deficiency in internal control over
financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions,
 to prevent or detect misstatements
on a timely basis.
A material weakness is a deficiency,
 or a combination of deficiencies, in
 internal control
over financial reporting, such that
 there is a reasonable possibility
that a material
misstatement of the company's annual
 or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Funds' internal
 control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies in
the Funds' internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of October 31, 2010.



This report is intended solely for the
information and use of management and
 the Board
of Trustees of the Funds and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

	Ernst & Young LLP

Boston, Massachusetts
December 20, 2010